Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:
(1)Registration Statement (Form S-8 No. 333-277013) pertaining to the Amended and Restated Executive Long-Term Incentive Compensation Plan,
(2)Registration Statement (Form S-8 No. 333-256443) pertaining to the Amended and Restated Executive Long-Term Incentive Compensation Plan,
(3)Registration Statement (Form S-8 No. 333-256445) pertaining to the Amended and Restated Non-Employee Directors’ Equity Compensation Plan
(4)Registration Statement (Form S-8 No. 333-231316) pertaining to the Amended and Restated Executive Long-Term Incentive Compensation Plan,
(5)Registration Statement (Form S-8 No. 333-231315) pertaining to the Amended and Restated Non-Employee Directors’ Equity Compensation Plan,
(6)Registration Statement (Form S-8 No. 333-139268) pertaining to the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan,
(7)Registration Statement (Form S-8 No. 333-166944) pertaining to the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan,
(8)Registration Statement (Form S-8 No. 333-183242) pertaining to the NACCO Industries, Inc. Supplemental Executive Long-Term Incentive Compensation Plan,
(9)Registration Statement (Form S-8 No. 333-217862) pertaining to the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan,
(10)Registration Statement (Form S-8 No. 333-217900) pertaining to NACCO Industries, Inc. Non-Employee Directors’ Equity Compensation Plan (Amended and Restated Effective May 9, 2017),
(11)Registration Statement (Form S-8 No. 333-277013) pertaining to NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective March 3, 2023), and
(12)Registration Statement (Form S-8 No. 333-289346) pertaining to NACCO Industries, Inc. Non-Employee Directors’ Equity Compensation Plan (Amended and Restated Effective May 14, 2025);

of our reports dated March 4, 2026, with respect to the consolidated financial statements and schedules of NACCO Industries, Inc. and Subsidiaries and the effectiveness of internal control over financial reporting of NACCO Industries, Inc. and Subsidiaries included in this Annual Report (Form 10-K) of NACCO Industries, Inc. for the year ended December 31, 2025.

/s/ Ernst & Young LLP
Cleveland, Ohio
March 4, 2026